Exhibit 10.4

AMENDMENT NO. 1
TO
SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED SALE AND SERVICING AGREEMENT (this “Amendment”) dated as of June 29, 2023, is entered into by and among HORIZON CREDIT II LLC (the “Buyer”), HORIZON TECHNOLOGY FINANCE CORPORATION, as the Originator and the Servicer, HORIZON TECHNOLOGY FINANCE MANAGEMENT LLC, as the Sub-Servicer, U.S. BANK NATIONAL ASSOCIATION, as the Collateral Custodian and the Backup Servicer, and KEYBANK NATIONAL ASSOCIATION as Agent for Lenders under the Loan Agreement (in such capacity, the “Agent”). Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Sale and Servicing Agreement (as defined below).

PRELIMINARY STATEMENTS

A.         Reference is made to that certain Second Amended and Restated Sale and Servicing Agreement dated as of June 22, 2021 by and among the Buyer, the Originator, the Servicer, Horizon Technology Finance Management LLC, as the Sub-Servicer, the Collateral Custodian, the Backup Servicer and the Agent (as amended, modified, supplemented or otherwise modified prior to the date hereof, the “Sale and Servicing Agreement”).

B.         The parties hereto have agreed to amend certain provisions of the Sale and Servicing Agreement, in each case upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Article I.    Amendment to the Sale and Servicing Agreement. Upon satisfaction of the conditions precedent set forth in Article III hereof the Sale and Servicing Agreement is hereby amended as follows:

(a)    Section 9.01(a)(13) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

(13)          as of the end of any fiscal quarter of the Servicer, the Servicer’s Liquidity shall not equal or exceed the greater of (i) $15,000,000, (ii) the product of (1) the aggregate Outstanding Note Receivable Balance for all Notes Receivable owed by the largest Account Debtor less the Excess Concentration Amount, if any, deducted from the Borrowing Base related to such Notes Receivable times (2) the Weighted Average Advance Rate and (iii) the product of (1) the aggregate Unfunded Available Amount as of such date times (2) one minus the Weighted Average Advance Rate;

Article II.    Representations and Warranties. Each of the Buyer, the Originator, the Servicer, the Sub-Servicer, the Collateral Custodian and the Backup Servicer hereby represents and warrants to each of the other parties hereto with respect to clauses (a) and (b) below, and solely the Servicer hereby represents and warrants to each of the other parties hereto with respect to clause (c) below (and in each case the parties hereto agree that the following representations and warranties shall be deemed to have been made pursuant to the Sale and Servicing Agreement for purposes of Section 3.01, 3.02, 4.07 or 4.10, as applicable, thereof), that:

(a)    this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms;

(b)    all of the representations and warranties contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

(c)    on the date hereof, before and after giving effect to this Amendment, no Servicer Default or event or condition that, but for the giving of notice or the passage of time, or both, would constitute a Servicer Default has occurred and is continuing.

Article III.    Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Agent or its counsel has received this Amendment, duly executed by Buyer, Originator, Servicer, Sub-Servicer, Collateral Custodian, Backup Servicer, and the Agent.

Article IV.    Miscellaneous.

Section 4.01    Reference to and Effect on the Loan Documents.

(a)    Upon the effectiveness of this Amendment, (i) each reference in the Sale and Servicing Agreement to “this Servicing Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Sale and Servicing Agreement as amended or otherwise modified hereby, and (ii) each reference to the Sale and Servicing Agreement in any other Loan Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Sale and Servicing Agreement as amended or otherwise modified hereby.

(b)    Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Sale and Servicing Agreement, of all other Loan Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed, and the Agent expressly reserves the right to require strict compliance with the terms of the Sale and Servicing Agreement and the other Loan Documents.

(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent under the Sale and Servicing Agreement or any other Loan Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

Section 4.02    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.03    Costs and Expenses. The Borrower hereby reaffirms its agreement under the Loan Agreement to pay or reimburse the Agent on demand for all costs and expenses incurred by the Agent in connection with the Loan Documents, including without limitation reasonable attorney’s fees. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of legal counsel to the Agent in connection with the preparation of this Amendment and the documents and instruments incidental hereto.

Section 4.04    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 4.05    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

HORIZON CREDIT II LLC, as the Buyer

By:	/s/ Daniel R. Trolio
Name:	Daniel R. Trolio
Title:	Executive Senior Vice President, Chief Financial Officer and Treasurer

HORIZON TECHNOLOGY FINANCE CORPORATION, as the Originator and the Servicer

By:	/s/ Daniel R. Trolio
Name:	Daniel R. Trolio
Title:	Executive Senior Vice President, Chief Financial Officer and Treasurer

HORIZON TECHNOLOGY FINANCE MANAGEMENT LLC, as the Sub-Servicer

By:	/s/ Daniel R. Trolio
Name:	Daniel R. Trolio
Title:	Executive Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to Amendment No. 1 to Second Amended and Restated Sale and Servicing Agreement

U.S. BANK NATIONAL ASSOCIATION, as the Collateral Custodian

By:	/s/ Samantha Howe
Name:	Samantha Howe
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as the Backup Servicer

By:	/s/ John L Linssen
Name:	John L Linssen
Title:	Vice President

Signature Page to Amendment No. 1 to Second Amended and Restated Sale and Servicing Agreement

KEYBANK NATIONAL ASSOCIATION, as the Agent

By:	/s/ Richard Anderson
Name:	Richard Anderson
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Second Amended and Restated Sale and Servicing Agreement